===============
                                 S E L I G M A N

                                    [GRAPHIC]


                                    SELIGMAN
                                  COMMON STOCK
                                   FUND, INC.




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              SEEKING FAVORABLE CURRENT INCOME AND LONG-TERM GROWTH
        OF BOTH INCOME AND CAPITAL WITHOUT EXPOSING CAPITAL TO UNDUE RISK

                         JUNE 30, 1997 o MID-YEAR REPORT

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OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED

--------------------------------------------------------------------------------
TIME IS THE TEST

     In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

     J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.


A PLACE IN HISTORY

     Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company.


                                                               -----------------



                                                                   [PICTURE]



                                                               -----------------
                                                                JAMES, JESSE AND
                                                                JOSEPH SELIGMAN



SELIGMAN COMMON STOCK FUND

     Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund, in 1930. Though far from the best of times -- the stock market had crashed and the country was experiencing a long depression -- Seligman Common Stock Fund survived its infancy and has gone on to become one of the nation's most successful funds. Seligman Common Stock Fund has helped investors seek their financial goals through all market conditions by staying true to its objective of growth and income without undue risk.




TABLE OF CONTENTS

To the Shareholders ...................................     1
Interview with Your Portfolio Managers ................     2
Performance Overview ..................................     4
Portfolio Overview ....................................     6
Portfolio of Investments ..............................     8
Statement of Assets and Liabilities ...................    11
Statement of Operations ...............................    12
Statements of Changes in Net Assets ...................    13
Notes to Financial Statements .........................    15
Financial Highlights ..................................    17
Report of Independent Auditors ........................    19
Board of Directors and Executive Officers .............    20
Glossary of Financial Terms ...........................    21



"The uncertainties of war and its effects on particular industries make imperative a careful balancing of risks and a continued broad diversification of investments."
                                                                -- EARLE BAILIE,
                                                                   FUND CHAIRMAN
                                                                       1932-1940


"The Fund continues to be a true growth and income fund. Investment strategy focuses on increasing dividends and identifying undervalued stocks with strong potential for long-term growth."

                                                           -- WILLIAM C. MORRIS,
                                                                   FUND CHAIRMAN
                                                                    1989-PRESENT

================================================================================
TO THE SHAREHOLDERS

     For the six months ended June 30, 1997, Seligman Common Stock Fund posted a total return of 17.18% based on the net asset value of Class A shares, which outpaced the 15.52% total return of its peers, as measured by the Lipper Growth and Income Funds Average. The Fund's total return lagged the 20.61% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Additional information on the Fund's investment results appears on page 4.

     Thus far, 1997 has shown great promise for both the domestic economy and the financial markets. Instead of increasing inflation, the growing economy actually generated lower producer prices for six consecutive months. The Federal Reserve Board's decision to leave the federal funds rate unchanged in May also helped tame inflation fears and gave further support to the already strong financial markets. Low unemployment and high consumer confidence levels continued, while consumer spending was relatively restrained.

     Overall, the low interest rate environment characterizing the second quarter helped drive the equity market forward, and improved the performance of the Fund's finance and insurance stocks, which are a significant portion of the overall portfolio. However, the equity market advances were disproportionately affected by the strong performance from the 25 largest, more liquid stocks whose valuations neared record highs. In this narrow market, the Fund's diversified portfolio, which holds stocks within a wide range of capitalizations, lagged the S&P 500. On the other hand, beginning in May the equity market advances broadened to include a wider group of stocks. This trend may bode well for stocks with reasonable valuations relative to earnings, such as are found in the Fund's portfolio.

     The long-term outlook for the US economy, financial markets, and the Fund remains positive. Productivity improvements, driven in large part by the deployment of technology, have helped reduce corporate costs and increased profitability. While market volatility has increased this year, and the possibility of a short-term correction in the markets is real, we remain positive about the Fund's long-term prospects, particularly if the broadening of the market seen in the second quarter continues.

     We are pleased to introduce your redesigned Shareholder Report. This change is part of a corporate effort to enhance the overall clarity and quality of all communications to our Shareholders. We hope you find the additional information contained herein helpful.

     We thank you for your continued support of Seligman Common Stock Fund, and look forward to serving your investment needs in the many years to come.

     A discussion with your Portfolio Managers and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,





/s/William C. Morris
--------------------
William C. Morris
Chairman


                                                   /s/Brian T. Zino
                                                   ----------------
                                                   Brian T. Zino
                                                   President

August 1, 1997


                                                                            ----
                                                                               1

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND ODETTE GALLI

Q.  HOW DID SELIGMAN COMMON STOCK FUND PERFORM IN THE LAST SIX MONTHS?
A. Seligman Common Stock Fund had a total return of 17.18% based on the net asset value of Class A shares. The Fund's return significantly outpaced the 15.52% total return of its peers as measured by the Lipper Growth and Income Funds Average, while it lagged the 20.61% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Seligman Common Stock Fund continued to provide its shareholders a dividend yield that was significantly higher than that of the S&P 500 and the Lipper Growth and Income Funds Average.

Q. WHICH ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE IN THE FIRST HALF OF THE YEAR?
A. The Federal Reserve Board acted once in the six-month period, increasing the federal funds rate by 25 basis points in March, but leaving it unchanged in May. The March action was due to the first-quarter surge in economic growth, which led to fears of inflation and noticeable volatility in the financial markets. The second quarter, however, brought moderate economic growth and a continuation of the low inflation levels that had persisted throughout the year. As a result, there was a decline in interest rates that helped strengthen equity prices and the Fund's portfolio.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. The valuations of the largest, most liquid issues in the market continued their dramatic rise, as evidenced by the consecutive highs reached by both the S&P 500 and the Dow Jones Industrial Average. In fact, 25 stocks were responsible for more than half the S&P 500's gains in the last six months, and large-capitalization stocks as a group approached 10-year highs in their valuations. There was, however, a broadening of the markets in May and June, as small- and mid-capitalization stocks participated in the rallies in greater numbers. We believe that investors are becoming more interested in finding reasonable valuations that are more closely linked to earnings.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?
A. Our strategy remains consistent. We focus on finding high-quality, large-capitalization companies that have reasonable yields and attractive valuations relative to their earnings. As the highest reaches of the large-capitalization universe no longer offered reasonable value, the Fund's investments were reoriented toward the mid-capitalization range of the large-capitalization universe. Historically, the average capitalizations of the S&P 500 had been similar to those of the Fund's portfolio. However, in the last six months, we found that companies with market capitalizations averaging $25 billion offered more attractive valuations and higher earnings growth potential, relative to those with the largest capitalizations in the S&P 500, such as Coca-Cola ($168.6 billion).

Q.  WHICH SECTORS IN THE PORTFOLIO IMPROVED THE FUND'S PERFORMANCE?
A. There were several areas of strength in the portfolio. For example, the Fund's significant weighting in finance and insurance stocks performed well,


[PHOTO]

SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT) RODNEY COLLINS, MARGARET DOYLE, JONATHAN ROTH, ODETTE GALLI (CO-PORTFOLIO MANAGER), (SEATED) MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), CHARLES C. SMITH, JR. (CO-PORTFOLIO MANAGER), AMY FUJII

A TEAM APPROACH

Seligman Common Stock Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective.

----
2

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND ODETTE GALLI

    benefiting from the low interest rate environment. In machinery and industrial equipment, Ingersoll-Rand and Parker-Hannifin, two mid-sized manufacturers of industrial equipment, posted outstanding gains. The performance of the Fund's drugs and health care stocks, particularly Schering-Plough and Bristol-Myers Squibb, also improved the portfolio's results. Further pockets of strength were found in electronics and computer-related stocks, including Motorola, Vishay Intertechnology, Computer Associates International, and Microsoft.

Q.  WHICH SECTORS IMPAIRED THE FUND'S PERFORMANCE?
A. We deliberately underweighted investments in the food and consumer goods and services industries, as valuations in these sectors were well above their historic averages. While this decision slightly reduced the Fund's results in the last six months, there is still reason to exercise caution in these areas, and it remains unlikely that further assets will be invested there in the near term. Elsewhere, the Fund's holdings in electric, gas, and telephone utilities, while providing superior yields, were weak in the last six months.

Q.  WHAT IS THE OUTLOOK?
A. Overall, we expect that the equity markets and the Fund will continue to benefit from the moderate rate of economic growth and the low inflation environment. We also believe that the Fund's portfolio will offer more competitive returns over the long term, due to our investments in the more reasonably valued mid-capitalization range of the large-capitalization universe. Further, we believe that if the trends of May and June persist, investors will renew their interest in companies with more attractive valuations and higher earnings growth. Seligman Common Stock Fund's portfolio should benefit from this potential shift in investor preference and the ensuing broadening of the market.


                                                                            ----
                                                                               3

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PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1997

                                                                                   AVERAGE ANNUAL
                                                          ----------------------------------------------------------------
                                                                                                    CLASS B      CLASS D
                                                                                                     SINCE        SINCE
                                                 SIX          ONE           FIVE         10        INCEPTION    INCEPTION
                                               MONTHS        YEAR           YEARS       YEARS       4/22/96      5/3/93
                                             ----------   ----------       -------     -------   ------------ ------------
CLASS A
With Sales Charge                              11.64%       18.41%         15.06%       11.59%         n/a         n/a
Without Sales Charge                           17.18        24.35          16.18        12.14          n/a         n/a

CLASS B
With CDSL+                                     11.68        18.40            n/a          n/a        19.36%        n/a
Without CDSL                                   16.68        23.40            n/a          n/a        22.61         n/a

CLASS D
With 1% CDSL                                   15.68        22.40            n/a          n/a          n/a         n/a
Without CDSL                                   16.68        23.40            n/a          n/a          n/a       15.09%

S&P 500**                                      20.61        34.70          19.78        14.64        32.37++     21.28+++

LIPPER GROWTH & INCOME FUNDS AVERAGE**         15.52        28.07          17.25        12.67        25.28++     17.79+++


NET ASSET VALUE
                        JUNE 30, 1997     DECEMBER 31, 1996      JUNE 30, 1996
                       --------------   --------------------    --------------
CLASS A                    $16.76              $14.89               $14.97
CLASS B                     16.73               14.87                14.93
CLASS D                     16.73               14.87                14.93

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR SIX MONTHS ENDED JUNE 30, 1997

                     DIVIDENDS                                      CAPITAL
                       PAID                                           GAIN
                   ------------                                    ----------
CLASS A               $0.170                   PAID                  $0.514
CLASS B                0.106                   REALIZED               0.871
CLASS D                0.106                   UNREALIZED             5.464#


--------------------------------------------------------------------------------
   * Return figures reflect any change in price per share and assume the investment of capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** The S&P 500 and the Lipper Growth &Income Funds Average (Lipper Average) are unmanaged benchmarks that assume investment of dividends. The S&P 500 does not reflect fees and sales charges, and the Lipper Average does not reflect sales charges.The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an index or an average.
   + The CDSL is 5% for periods of one year or less, and 4% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   # Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1997.

----
4

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PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS A SHARES
JUNE 30, 1987, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

SELIGMAN COMMON STOCK FUND - CLASS A
6/30/87  9526
9/30/87  9909
12/31/87 7933
3/31/88  8332
6/30/88  8766
9/30/88  8679
12/31/88 8733
3/31/89  9236
6/30/89  9773
9/30/89  10733
12/31/89 11071
3/31/90  10963
6/30/90  11647
9/30/90  9616
12/31/90 10640
3/31/91  12387
6/30/91  12134
9/30/91  13071
12/31/91 13825
3/31/92  14056
6/30/92  14146
9/30/92  14538
12/31/92 15327
3/31/93  16070
6/30/93  16457
9/30/93  16871
12/31/93 17603
3/31/94  16777
6/30/94  16866
9/30/94  17529
12/31/94 17271
3/31/95  18740
6/30/95  20103
9/30/95  21374
12/31/95 22136
3/31/96  23259
6/30/96  24082
9/30/96  24276
12/31/96 25554
3/31/97  25944
6/30/97  29945



GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS B SHARES
APRIL 22, 1996+, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

SELIGMAN COMMON STOCK FUND, INC. - CLASS B
4/22/96  10000
6/30/96  10326
9/30/96  10394
12/31/96 10921
3/31/97  11064
6/30/97  12742



GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS D SHARES
MAY 3, 1993+, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

SELIGMAN COMMON STOCK FUND, INC. - CLASS D
5/3/93   10000
6/30/93  10256
9/30/93  10484
12/31/93 10908
3/31/94  10348
6/30/94  10372
9/30/94  10747
12/31/94 10555
3/31/95  11427
6/30/95  12241
9/30/95  12988
12/31/95 13423
3/31/96  14083
6/30/96  14542
9/30/96  14638
12/31/96 15380
3/31/97  15581
6/30/97  17945


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.


----------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 4% CDSL.
 + Inception date.

                                                                            ----

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PORTFOLIO OVERVIEW

DIVERSIFICATION OF ASSETS
JUNE 30, 1997

                                                                                                          PERCENT OF NET ASSETS
                                                                                                      ----------------------------
                                                                                                          JUNE 30,  DEC. 31,
                                                            ISSUES        COST                VALUE         1997      1996
                                                           --------      -------            --------       ------    ------
Short-Term Holdings and
    Other Assets Less Liabilities ..................           2      $  39,376,087       $  39,376,087       4.8      12.9
                                                             ---      -------------       -------------      ----      ----
Common Stocks and Convertible Issues:
    Advertising ....................................           1          4,272,125          12,325,000       1.5       1.2
    Aerospace/Defense ..............................           4         17,020,847          24,031,250       2.9       3.0
    Apparel and Textiles ...........................           1          2,634,496           6,993,750       0.9       0.8
    Automotive and Related .........................           5         23,592,873          28,591,140       3.5       2.6
    Chemicals ......................................           5         17,034,413          20,062,993       2.5       2.5
    Communications Equipment .......................           1          4,785,217           4,327,031       0.5        --
    Computer Goods and Services ....................           2          7,355,795           8,876,563       1.1       1.2
    Computer Hardware/Peripherals ..................           1          4,054,163           4,652,344       0.6        --
    Computer Software ..............................           1          2,940,000           3,794,063       0.5        --
    Construction ...................................           1          3,606,295           6,175,000       0.8       0.8
    Consumer Goods and Services ....................           8         23,607,762          53,112,712       6.5       6.8
    Drugs and Health Care ..........................           7         22,908,974          42,272,352       5.2       3.0
    Electrical Equipment ...........................           2         10,205,974          12,193,750       1.5        --
    Electric and Gas Utilities .....................           7         29,059,262          36,050,372       4.4       5.9
    Electronics ....................................           4         22,061,478          28,782,812       3.5       2.7
    Energy .........................................           9         35,771,913          63,522,073       7.8       7.6
    Environmental Services .........................           1          2,981,630           3,325,000       0.4       0.3
    Finance and Insurance ..........................          23         67,266,280         127,057,284      15.5      13.8
    Food ...........................................           4         17,758,610          35,768,750       4.4       5.8
    Industrial Equipment ...........................          --                 --                  --        --       4.9
    Leisure and Entertainment ......................           2          1,450,152           1,737,618       0.2       0.5
    Machinery and Industrial Equipment .............           9         39,848,908          59,793,673       7.3       0.7
    Metals and Mining ..............................           2         10,151,332          11,850,000       1.5       0.8
    Office Equipment and Services ..................           2          7,734,720          14,165,625       1.7       1.1
    Paper and Packaging ............................           4         18,964,706          23,018,876       2.8       2.9
    Printing and Publishing ........................           3          5,953,871          10,632,017       1.3       1.4
    Restaurants ....................................           1          3,267,575           3,381,875       0.4       0.5
    Retail Trade ...................................           7         23,751,467          29,819,044       3.7       3.1
    Semiconductors .................................           1          4,372,500           4,247,812       0.5        --
    Steel ..........................................           2          7,571,759           7,637,500       0.9       1.2
    Technology .....................................          --                 --                  --        --       1.7
    Telecommunications .............................           5         11,755,331          15,659,040       1.9       0.8
    Telephone Utilities ............................           3         22,729,624          23,450,000       2.9       2.2
    Tobacco ........................................           1          1,371,073           1,788,263       0.2       1.1
    Transportation .................................           4         10,490,953          11,531,903       1.5       2.0
    Miscellaneous/Diversified ......................           6         21,701,940          35,327,920       4.4       4.2
                                                             ---         ----------          ----------      ----      ----
                                                             139        510,034,018         775,955,405      95.2      87.1
                                                             ---         ----------          ----------      ----      ----
NET ASSETS .........................................         141       $549,410,105        $815,331,492     100.0     100.0
                                                             ===       ============        ============     =====     =====

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6

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PORTFOLIO OVERVIEW
LARGEST PORTFOLIO CHANGES


DURING PAST SIX MONTHS

                                                                 SHARES
                                                         -----------------------
                                                                        HOLDINGS
ADDITIONS                                                 INCREASE       6/30/97
------------                                            ------------    --------
COMMON STOCKS:
Bell Atlantic .................................            100,000       100,000
GATX ..........................................            150,000       150,000
GTE ...........................................            150,000       150,000
Harley-Davidson ...............................            150,000       150,000
Illinois Tool Works ...........................            180,000       180,000
James River ...................................            200,000       200,000
Magna International
   (Class A) ..................................            125,000       125,000
PacifiCorp ....................................            500,000       500,000
The Pep Boys ..................................            275,000       275,000
WorldCom ......................................            300,000       300,000


                                                                SHARES
                                                        ------------------------
                                                                        HOLDINGS
REDUCTIONS                                               DECREASE        6/30/97
--------------                                          ----------      --------
COMMON STOCKS:
ALLTELL .......................................            250,000            --
Campbell Soup .................................            100,000            --
Central & South West ..........................            250,000            --
Cooper Industries .............................            150,000            --
Dow Chemical ..................................            100,000            --
Entergy .......................................            250,000            --
Great Western Financial .......................            200,000            --
International Paper ...........................            175,000            --
PanEnergy .....................................            200,000            --
UST ...........................................            200,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.



LARGEST INDUSTRIES


AT JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A BAR CHART IN THE PRINTED PIECE]

                                                   Percent Of
                                   Value           Net Assets
                              ----------------------------------
Finance and Insurance           $127,057,284         15.5%
Energy                            63,522,073          7.8
Machinery and
  Industrial Equipment            59,793,673          7.3
Consumer Goods and Services       53,112,712          6.5
Drugs and Health Care             42,272,352          5.2




LARGEST PORTFOLIO HOLDINGS
AT JUNE 30, 1997


SECURITY                                     VALUE
----------                              --------------
American International Group .......      $14,937,500
Royal Dutch Petroleum ..............       14,137,500
Bank of New York ...................       13,050,000
Colgate-Palmolive ..................       13,050,000
Omnicom Group ......................       12,325,000
Corning ............................       11,125,000
General Electric ...................       11,113,750
PacifiCorp .........................       11,000,000
Procter & Gamble ...................       10,593,750
AMP ................................       10,437,500

                                                                            ----
                                                                               7

================================================================================

PORTFOLIO OF INVESTMENTS
June 30, 1997


                                                      SHARES            VALUE
                                                     ---------        --------
COMMON STOCKS  94.2%

ADVERTISING  1.5%
Omnicom Group ..........................             200,000         $12,325,000
                                                                       ---------
AEROSPACE/DEFENSE  2.9%
General Dynamics .......................              50,000           3,750,000
General Motors (Class H) ...............              75,000           4,331,250
Raytheon ...............................             150,000           7,650,000
United Technologies ....................             100,000           8,300,000
                                                                       ---------
                                                                      24,031,250
                                                                       ---------
APPAREL AND TEXTILES  0.9%
Liz Claiborne ..........................             150,000           6,993,750
                                                                       ---------
AUTOMOTIVE AND RELATED  3.5%
Borg-Warner Automotive .................             106,200           5,741,438
Echlin .................................             145,000           5,220,000
Harley-Davidson ........................             150,000           7,190,625
Magna International (Class A) ..........             125,000           7,523,438
Volkswagen (ADRs)* (Germany) ...........              19,000           2,915,639
                                                                       ---------
                                                                      28,591,140
                                                                       ---------
CHEMICALS  2.5%
Bayer (Germany) ........................              76,000           2,929,868
duPont .................................              80,000           5,030,000
Hercules ...............................             100,000           4,787,500
Morton International ...................             100,000           3,018,750
Olin ...................................             110,000           4,296,875
                                                                       ---------
                                                                      20,062,993
                                                                       ---------
COMMUNICATIONS EQUIPMENT  0.5%
QUALCOMM* ..............................              85,000           4,327,031
                                                                       ---------
COMPUTER GOODS AND SERVICES  1.1%
Automatic Data Processing ..............             100,000           4,700,000
Computer Associates International ......              75,000           4,176,563
                                                                       ---------
                                                                       8,876,563
                                                                       ---------

COMPUTER HARDWARE/
PERIPHERALS  0.6%
Sun Microsystems* ......................             125,000           4,652,344
                                                                       ---------
COMPUTER SOFTWARE  0.5%
Microsoft* .............................              30,000           3,794,063
                                                                       ---------
CONSTRUCTION  0.8%
Sherwin-Williams .......................             200,000           6,175,000
                                                                       ---------


CONSUMER GOODS AND
SERVICES  6.5%
Adidas (Germany) .......................              13,646           1,526,530
Allied Domecq (UK) .....................             230,000           1,650,940
Christian Dior (France) ................              10,000           1,650,867
Colgate-Palmolive ......................             200,000          13,050,000
Eastman Kodak ..........................             100,000           7,675,000
International Flavors & Fragrances .....             150,000           7,575,000
PepsiCo ................................             250,000           9,390,625
Procter & Gamble .......................              75,000          10,593,750
                                                                    ------------
                                                                      53,112,712
                                                                    ------------
DRUGS AND HEALTH CARE  5.2%
Abbott Laboratories ....................              75,000           5,006,250
American Home Products .................             120,000           9,180,000
Baxter International ...................             125,000           6,531,250
Bristol-Myers Squibb ...................              80,000           6,480,000
Merck ..................................              50,000           5,175,000
Novartis* (Switzerland) ................               1,700           2,718,602
Schering-Plough ........................             150,000           7,181,250
                                                                     -----------
                                                                      42,272,352
                                                                     -----------
ELECTRICAL EQUIPMENT  1.5%
Thomas & Betts .........................             100,000           5,256,250
Westinghouse Electric ..................             300,000           6,937,500
                                                                     -----------
                                                                      12,193,750
                                                                     -----------
ELECTRIC AND GAS UTILITIES  4.4%
Companhia Energetica de
  Minas Gerais (ADRs) (Brazil) .........              22,700           1,142,854
CINergy ................................             250,000           8,703,125
Electricidade de Portugal (ADRs)
  (Portugal) ...........................              32,200           1,159,200
Empresa Nacional de Electricidad
  (ADRs) (Spain) .......................              50,000           4,253,125
Hong Kong Electric (Hong Kong) .........           1,800,000           7,249,258
PacifiCorp .............................             500,000          11,000,000
VEBA (Germany) .........................              45,000           2,542,810
                                                                     -----------
                                                                      36,050,372
                                                                     -----------
ELECTRONICS  3.5%
AMP ....................................             250,000          10,437,500
Kemet* .................................             275,000           6,857,812
Motorola ...............................              75,000           5,700,000
Vishay Intertechnology* ................             200,000           5,787,500
                                                                     -----------
                                                                      28,782,812
                                                                     -----------
---------
See footnotes on page 10.

----
8

================================================================================

PORTFOLIO OF INVESTMENTS
June 30, 1997

                                                      SHARES            VALUE
                                                     ---------        --------
ENERGY  7.8%
Atlantic Richfield .....................             100,000        $  7,050,000
Enron ..................................             150,000           6,121,875
Exxon ..................................             100,000           6,150,000
Mobil ..................................             100,000           6,987,500
Royal Dutch Petroleum
    (Netherlands) ......................             260,000          14,137,500
Schlumberger ...........................              50,000           6,250,000
Texaco .................................              70,000           7,612,500
Total (Class B) (France) ...............              15,396           1,556,448
Williams Companies .....................             175,000           7,656,250
                                                                    ------------
                                                                      63,522,073
                                                                    ------------
ENVIRONMENTAL SERVICES  0.4%
Browning-Ferris Industries .............             100,000           3,325,000
                                                                    ------------
FINANCE AND INSURANCE  15.4%
Ahmanson (H.F.) ........................             235,000          10,105,000
American International Group ...........             100,000          14,937,500
Aon ....................................             150,000           7,762,500
AXA-UAP (France) .......................              20,045           1,246,906
Banco Bilbao Vizcaya (Spain) ...........              20,700           1,682,253
Bank of Ireland (UK) ...................             190,000           2,090,770
Bank of New York .......................             300,000          13,050,000
Bankers Trust ..........................             100,000           8,700,000
CIGNA ..................................              30,000           5,325,000
Citicorp ...............................              50,000           6,028,125
Federal National Mortgage
  Association ..........................             200,000           8,725,000
General Re .............................              50,000           9,100,000
Grupo Financiero Banamex Accival
  (Class B) (Mexico) ...................             207,200             543,681
Hartford Financial Services Group ......              70,000           5,792,500
HSBC Holdings (UK) .....................              50,000           1,503,808
ING Groep (Netherlands) ................              76,136           3,512,059
Irish Life (UK) ........................             380,000           1,934,318
Mellon Bank ............................             200,000           9,025,000
National Australia Bank (ADRs)
  (Australia) ..........................              50,000           3,565,625
St. Paul Companies .....................              60,000           4,575,000
TIG Holdings ...........................             135,000           4,218,750
Zurich Versicherungs (Switzerland) .....               6,000           2,388,489
                                                                    ------------
                                                                     125,812,284
                                                                    ------------
FOOD  4.4%
ConAgra ................................             150,000           9,618,750
CPC International ......................             100,000           9,231,250
General Mills ..........................             100,000           6,512,500
Sara Lee ...............................             250,000          10,406,250
                                                                    ------------
                                                                      35,768,750
                                                                    ------------

LEISURE AND ENTERTAINMENT  0.2%
Mandarin Oriental* (Hong Kong) .........             300,000             390,000
Television Broadcast (Hong Kong) .......             300,000           1,347,618
                                                                    ------------
                                                                       1,737,618
                                                                    ------------
MACHINERY AND INDUSTRIAL
EQUIPMENT  7.3%
BTR (UK) ...............................             320,000           1,093,918
Emerson Electric .......................             120,000           6,607,500
GATX ...................................             150,000           8,662,500
General Electric .......................             170,000          11,113,750
General Signal .........................             150,000           6,543,750
Illinois Tool Works ....................             180,000           8,988,750
Ingersoll-Rand .........................             120,000           7,410,000
Mannesman (Germany) ....................               4,000           1,787,568
Parker-Hannifin ........................             125,000           7,585,937
                                                                    ------------
                                                                      59,793,673
                                                                    ------------
METALS AND MINING  1.5%
Allegheny Teledyne .....................             175,000           4,725,000
Reynolds Metals ........................             100,000           7,125,000
                                                                    ------------
                                                                      11,850,000
                                                                    ------------
OFFICE EQUIPMENT AND
SERVICES  1.7%
IKON Office Solutions ..................             150,000           3,740,625
Pitney Bowes ...........................             150,000          10,425,000
                                                                    ------------
                                                                      14,165,625
                                                                    ------------
PAPER AND PACKAGING  2.8%
James River ............................             200,000           7,400,000
Kimberly-Clark .........................             100,000           4,975,000
Mead ...................................             150,000           9,337,500
Stora Kopparbergs (Class B)
  (Sweden) .............................              80,000           1,306,376
                                                                    ------------
                                                                      23,018,876
                                                                    ------------
PRINTING AND PUBLISHING  1.3%
Elsevier (Netherlands) .................              55,000             919,517
Knight-Ridder Newspapers ...............             100,000           4,906,250
Tribune ................................             100,000           4,806,250
                                                                    ------------
                                                                      10,632,017
                                                                    ------------
RESTAURANTS  0.4%
McDonald's .............................              70,000           3,381,875
                                                                    ------------
---------
See footnotes on page 10.

                                                                            ----

================================================================================

PORTFOLIO OF INVESTMENTS
June 30, 1997
                                                   SHARES OR
                                                   PRIN. AMT.          VALUE
                                                   ----------         -------
RETAIL TRADE  3.2%
May Department Stores ..................             100,000 shs.   $  4,725,000
OfficeMax* .............................             125,000           1,804,688
The Pep Boys ...........................             275,000           9,367,188
Tesco (UK) .............................             184,600           1,134,668
Wal-Mart ...............................             150,000           5,071,875
Woolworth ..............................             150,000           3,600,000
                                                                    ------------
                                                                      25,703,419
                                                                    ------------
SEMICONDUCTORS  0.5%
Intel ..................................              30,000           4,247,812
                                                                    ------------
STEEL 0.9%
AK Steel Holding .......................              65,000           2,868,125
Worthington Industries .................             260,000           4,769,375
                                                                    ------------
                                                                       7,637,500
                                                                    ------------
TELECOMMUNICATIONS  1.9%
Alcatel Alsthom Compagnie
  Generale d'Electricite (France) ......              17,000           2,129,448
Tele Danmark (ADSs) (Denmark) ..........              70,000           1,828,750
Telebras (ADRs) (Brazil) ...............               7,000           1,062,250
Telecom Italia-Di Risp (Italy) .........             585,000           1,047,967
WorldCom ...............................             300,000           9,590,625
                                                                    ------------
                                                                      15,659,040
                                                                    ------------
TELEPHONE UTILITIES  2.9%
Bell Atlantic ..........................             100,000           7,587,500
GTE ....................................             150,000           6,581,250
SBC Communications .....................             150,000           9,281,250
                                                                    ------------
                                                                      23,450,000
                                                                    ------------
TOBACCO  0.2%
B.A.T. Industries (UK) .................             200,000           1,788,263
                                                                    ------------
TRANSPORTATION  1.3%
British Airways (ADRs) (UK) ............              21,000           2,413,688
Burlington Northern Santa Fe ...........              80,000           7,190,000
Jurong Shipyard (Singapore) ............             150,000             650,486
                                                                    ------------
                                                                      10,254,174
                                                                    ------------
MISCELLANEOUS/DIVERSIFIED  4.2%
AlliedSignal ...........................              75,000           6,300,000
Corning ................................             200,000          11,125,000
Minnesota Mining &
  Manufacturing ........................              75,000           7,650,000
Pacific Dunlop (Australia) .............           1,100,000           3,254,482

Tenneco ................................             125,000           5,648,438
                                                                    ------------
                                                                      33,977,920
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $502,219,908) ....................                             767,967,051
                                                                    ------------
CONVERTIBLE BONDS  0.5%
FINANCE AND INSURANCE  0.1%
LibLife International (UK), 6 1/2%,
  9/30/2004 ............................            $1,000,000         1,245,000
                                                                    ------------
TRANSPORTATION  0.2%
Nippon Yusen (Japan), 2%,
  9/29/2000 ............................           140,000,000**       1,277,729
                                                                    ------------
MISCELLANEOUS/DIVERSIFIED  0.2%
Teco Electric & Machinery
  (Taiwan), 2 3/4%, 4/15/2004 ...........           $1,500,000         1,350,000
                                                                    ------------
TOTAL CONVERTIBLE BONDS
(Cost $4,042,754) ......................                               3,872,729
                                                                    ------------
CONVERTIBLE PREFERRED STOCKS  0.5%
(Cost $3,771,356)
RETAIL TRADE  0.5%
Kmart Financing 7 3/4% ..................               75,000  shs.   4,115,625
                                                                    ------------
SHORT-TERM HOLDINGS  5.5%
Bank of Montreal, Grand
  Cayman Fixed Time
  Deposit, 6 1/8%, 7/1/1997 ...............         23,000,000        23,000,000

Republic National Bank of
  New York, Grand Cayman
  Fixed Time Deposit,
  6%, 7/1/1997 .........................            22,400,000        22,400,000
                                                                    ------------

TOTAL SHORT-TERM HOLDINGS
(Cost $45,400,000) .....................                              45,400,000
                                                                    ------------
TOTAL INVESTMENTS  100.7%
(Cost $555,434,018) ....................                             821,355,405
OTHER ASSETS
LESS LIABILITIES  (0.7)% ..............                              (6,023,913)
                                                                    ------------

NET ASSETS  100.0% .....................                            $815,331,492
                                                                    ============

----------
 * Non-income producing security.
** Principal amount reported in Japanese Yen.
See Notes to Financial Statements.

----
10

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997




ASSETS:
Investments, at value:
  Common stocks and Convertible issues
     (cost $510,034,018) ............       $775,955,405
  Short-term holdings
     (cost $45,400,000) .............         45,400,000           $821,355,405
                                             -----------
Cash ...................................................              2,128,233
Receivable for Capital Stock sold ......................              2,613,080
Receivable for interest and dividends ..................              1,299,032
Expenses prepaid to shareholder service agent ..........                159,981
Other                                                                    79,444
                                                                   ------------
TOTAL ASSETS ...........................................            827,635,175
                                                                   ------------

LIABILITIES:
Payable for securities purchased .......................              9,916,749
Payable for Capital Stock repurchased ..................              1,119,900
Accrued expenses, taxes, and other .....................              1,267,034
                                                                   ------------
TOTAL LIABILITIES ......................................             12,303,683
                                                                   ------------
NET ASSETS .............................................           $815,331,492
                                                                   ============

COMPOSITION OF NET ASSETS:
Capital  Stock,  at  par  ($0.50  par  value;
500,000,000  shares  authorized;
48,663,510 shares outstanding):
  Class A ..............................................           $ 21,670,165
  Class B ..............................................                388,352
  Class D ..............................................              2,273,238
Additional paid-in capital .............................            483,434,272
Dividends in excess of net investment income ...........               (687,412)
Undistributed net realized gain ........................             42,335,469
Net unrealized appreciation of investments .............            267,040,568
Net unrealized depreciation on
translation of assets and liabilities
denominated in foreign currencies ......................             (1,123,160)
                                                                   ------------
NET ASSETS .............................................           $815,331,492
                                                                   ============

NET ASSET VALUE PER SHARE:
CLASS A ($726,254,382 / 43,340,330 shares) .............                 $16.76
                                                                         ======
CLASS B ($12,997,006 / 776,703 shares) .................                 $16.73
                                                                         ======
CLASS D ($76,080,104 / 4,546,477 shares) ...............                 $16.73
                                                                         ======

----------
See Notes to Financial Statements.

                                                                            ----

================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
Dividends .....................................   $   8,672,148
Interest ......................................       1,801,061
Other .........................................         111,871
                                                  -------------
TOTAL INVESTMENT INCOME
  (net of foreign taxes withheld of $138,214)..                                   $  10,585,080

EXPENSES:

Management fee ................................       2,444,576
Distribution and service fees .................       1,207,148
Shareholder account services ..................         594,972
Custody and related services ..................         108,000
Shareholder reports and communications ........          74,910
Registration ..................................          59,896
Auditing and legal fees .......................          42,035
Directors' fees and expenses ..................          17,548
Miscellaneous .................................          24,638
                                                  -------------
TOTAL EXPENSES ................................................                      4,573,723
                                                                                  -------------
NET INVESTMENT INCOME .........................................                      6,011,357

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

Net realized gain on investments ..............................      42,848,210
Net realized loss from foreign currency transactions ..........        (488,660)
Net change in unrealized appreciation
of investments ................................................      75,381,201
Net change in unrealized appreciation on translation of
assets and liabilities denominated in foreign currencies ......      (2,005,280)
                                                                                  -------------
NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS .......................................                    115,735,471
                                                                                  -------------

INCREASE IN NET ASSETS FROM OPERATIONS ........................                  $ 121,746,828
                                                                                  =============

----------
See Notes to Financial Statements.

----
12

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS


                                                                  SIX MONTHS
                                                                     ENDED            YEAR ENDED
                                                                 JUNE 30, 1997     DECEMBER 31, 1996
                                                                 ------------       --------------
OPERATIONS:
Net investment income .......................................   $   6,011,357    $  15,992,537
Net realized gain on investments ............................      42,848,210       62,861,837
Net realized loss from foreign currency transactions ........        (488,660)          (9,298)
Net change in unrealized appreciation of investments ........      75,381,201       20,969,267
Net change in unrealized appreciation on translation
  of assets and liabilities denominated in
  foreign currencies ........................................      (2,005,280)        (158,076)
                                                                -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS ......................     121,746,828       99,656,267
                                                                -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
   Class A ..................................................      (7,286,936)     (14,590,224)
   Class B ..................................................         (66,991)         (34,814)
   Class D ..................................................        (456,704)        (813,879)
Net realized gain on investments:
   Class A ..................................................     (21,840,128)     (47,224,171)
   Class B ..................................................        (380,673)        (297,882)
   Class D ..................................................      (2,201,734)      (4,385,491)
                                                                -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...................     (32,233,166)     (67,346,461)
                                                                -------------    -------------


----------
(Continued on page 14.)

                                                                            ----
                                                                              13

================================================================================


                                                                 SHARES
                                                   ---------------------------------
                                                    SIX MONTHS                              SIX MONTHS
                                                      ENDED            YEAR ENDED              ENDED           YEAR ENDED
                                                   JUNE 30, 1997    DECEMBER 31, 1996      JUNE 30, 1997    DECEMBER 31, 1996
                                                   -------------    -----------------      ------------     ------------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
   Class A ..................................        740,567           2,178,472          $ 11,591,882       $ 32,299,564
   Class B ..................................        298,835             430,908             4,723,159          6,449,796
   Class D ..................................        406,255           1,319,042             6,337,132         19,486,806
Investment of dividends:
   Class A ..................................        248,689             527,914             4,003,783          7,838,581
   Class B ..................................          3,851               2,114                62,476             31,288
   Class D ..................................         26,051              50,273               419,205            745,246
Exchanged from associated Funds:
   Class A ..................................      3,042,670           5,995,029            47,585,327         89,181,764
   Class B ..................................         84,518               9,871             1,337,577            146,507
   Class D ..................................        402,810             481,390             6,514,512          7,120,548
Shares issued in payment of
gain distributions:
   Class A ..................................        895,869           2,201,193            15,176,068         33,016,448
   Class B ..................................         21,368              17,548               361,437            262,950
   Class D ..................................        121,627             273,306             2,057,871          4,087,158
                                                   ---------          ----------           -----------       ------------
Total .......................................      6,293,110          13,487,060           100,170,429        200,666,656
                                                   ---------          ----------           -----------       ------------
Cost of shares repurchased:
   Class A ..................................     (2,368,499)         (4,436,075)          (37,295,028)       (65,928,248)
   Class B ..................................        (22,014)             (5,175)             (357,887)           (77,652)
   Class D ..................................       (533,088)           (502,645)           (8,368,706)        (7,458,967)
Exchanged into associated Funds:
   Class A ..................................     (3,290,918)         (5,701,122)          (51,504,928)       (84,564,193)
   Class B ..................................        (43,709)            (21,412)             (684,538)          (324,343)
   Class D ..................................       (177,680)           (610,189)           (2,790,638)        (8,937,833)
                                                   ---------          ----------           -----------       ------------
Total .......................................     (6,435,908)        (11,276,618)         (101,001,725)      (167,291,236)
                                                   ---------          ----------           -----------       ------------
INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL SHARE TRANSACTIONS .............       (142,798)          2,210,442              (831,296)        33,375,420
                                                   =========          ==========           -----------       ------------

INCREASE IN NET ASSETS                                                                      88,682,366         65,685,226
NET ASSETS:
Beginning of period                                                                        726,649,126        660,963,900
                                                                                           -----------       ------------
END OF PERIOD (including dividends in excess of net investment income and undistributed net investment income of $(687,412) and $1,123,357,
respectively)                                                                             $815,331,492       $726,649,126
                                                                                          ============       ============

------------------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.


----
14

================================================================================
NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Common Stock Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in USdollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d.  SECURITY TRANSACTIONS AND RELATED INVESTMENT
    INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1997, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1997, amounted to $255,288,361 and $227,970,191, respectively.

    At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $271,008,195 and $5,086,808, respectively.

                                                                            ----

================================================================================
NOTES TO FINANCIAL STATEMENTS


4. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs all or a portion of the Fund's foreign investments. For this service, the Subadviser receives a fee from the Manager, payable monthly. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $32,312 from sales of Class A shares, after commissions of $250,071 paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1997, fees incurred aggregated $825,912, or 0.24% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $44,934 and $336,302, respectively.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1997, such charges amounted to $10,913.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the six months ended June 30, 1997, was $12,986.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1997, Seligman Services, Inc. received commissions of $8,995 from the sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $227,708, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $594,802 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $182,742 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

----
16

================================================================================

FINANCIAL HIGHLIGHTS

    The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

    "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

    "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.


                                                                               CLASS A
                                                ---------------------------------------------------------------------
                                                  SIX
                                                 MONTHS                      YEAR ENDED DECEMBER 31,
                                                 ENDED        -------------------------------------------------------
                                               6/30/97@      1996@      1995@         1994@        1993         1992
                                                -------      -----     ------         -----       -----         ----

PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD .....      $14.89      $14.19     $12.12        $13.47       $12.79       $12.54
                                                ------      ------     ------        ------       ------       ------
Net investment income ....................         .13         .35        .36           .38          .39          .39
Net realized and unrealized
investment gain (loss) ...................        2.47        1.81       3.00          (.64)        1.49          .95
Net realized and unrealized gain
  (loss)on foreign currency
   transactions ..........................        (.05)        --         .01            --          --           --
                                                ------      ------     ------        ------       ------       ------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS ...............................        2.55        2.16       3.37          (.26)        1.88         1.34
Dividends paid ...........................        (.17)       (.34)      (.36)         (.37)        (.38)        (.39)
Distributions from net gain realized .....        (.51)      (1.12)      (.94)         (.72)        (.82)        (.70)
NET INCREASE (DECREASE) IN NET ASSET VALUE        1.87         .70       2.07         (1.35)         .68          .25
                                                ------      ------     ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD ...........      $16.76      $14.89     $14.19        $12.12       $13.47       $12.79
                                                ======      ======     ======        ======       ======       ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...       17.18%      15.44%     28.17%        (1.89)%       14.86%     10.86%
RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ...........        1.14%+      1.15%       .93%          .85%         .87%         .75%
Net investment income to
average net assets .......................        1.67%+      2.36%      2.56%         2.93%        2.86%        3.00%

Portfolio turnover .......................       32.43%      56.10%     46.08%        57.17%       54.37%       46.78%

Average commission rate paid .............      $.0586      $.0554

NET ASSETS, END OF PERIOD
(000s omitted) ...........................    $726,254     $656,260   $614,400     $510,956     $553,222      $514,069


---------
See footnotes on page 18.


                                                                            ----

================================================================================

FINANCIAL HIGHLIGHTS

                                                 CLASSB                                   CLASS D
                                            -------------------   -----------------------------------------------------------
                                              SIX                     SIX
                                            MONTHS     4/22/96*      MONTHS             YEAR ENDED DECEMBER 31,           5/3/93*
                                             ENDED      TO           ENDED       -----------------------------------       TO
                                           6/30/97@   12/31/96@    6/30/97@         1996@       1995@        1994@       12/31/93
                                            -------   --------      -------         -----       -----         -----      --------

PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE,
  BEGINNING OF PERIOD .................    $14.87        $14.80         $14.87        $14.16       $12.07      $13.46   $13.29
                                           ------        ------         ------        ------       ------      ------   ------
Net investment income .................       .07           .15            .07           .24          .24         .22      .18
Net realized and unrealized
  investment gain (loss) ..............      2.46          1.20           2.46          1.80         3.00        (.66)    1.02
Net realized and unrealized gain
  (loss)on foreign
currency transactions .................      (.05)          --            (.05)           --         0.01          --      --
                                           ------        ------         ------        ------       ------      ------   ------

INCREASE (DECREASE)
  FROM INVESTMENT
OPERATIONS ............................      2.48          1.35           2.48          2.04         3.25        (.44)    1.20
Dividends paid ........................      (.11)         (.16)          (.11)         (.21)        (.22)       (.23)    (.21)
Distributions from net
   gain realized ...... ...............      (.51)        (1.12)          (.51)        (1.12)        (.94)       (.72)    (.82)
                                           ------        ------         ------        ------       ------      ------   ------
NET INCREASE (DECREASE)
   IN NET ASSET VALUE                        1.86           .07           1.86           .71         2.09       (1.39)     .17
                                           ------        ------         ------        ------       ------      ------   ------
NET ASSET VALUE, END OF PERIOD ........    $16.73        $14.87         $16.73        $14.87       $14.16      $12.07   $13.46
                                           ======        ======         ======        ======       ======      ======   ======
TOTAL RETURN BASED ON
   NET ASSET VALUE: ...................     16.68%         9.21%         16.68%        14.58%       27.17%      (3.24)%   9.09%


RATIOS/SUPPLEMENTAL DATA:

Expenses to average net asset .........      1.90%+        1.92%+         1.90%+        1.91%        1.72%       1.96%    2.02%+
Net investment income to average
   net assets .........................       .91%+        1.55%+          .91%+        1.61%        1.80%       1.68%    1.83%+
Portfolio turnover ....................     32.43%        56.10%++       32.43%        56.10%       46.08%      57.17%   54.37%+++
Average commission rate paid ..........     $.0586        $.0554++       $.0586        $.0554
NET ASSETS, END OF PERIOD
(000S OMITTED) ........................    $12,997        $6,451        $76,080       $63,938      $46,564     $14,416   $5,667


----------
  *  Commencement of offering of shares.
   @ Per share amounts for the periods ended June 30, 1997, and December 31,
     1996, 1995, and 1994, are calculated based on average shares outstanding. + Annualized.
  ++ For the year ended December 31, 1996.
 +++ For the year ended December 31, 1993.
See Notes to Financial Statements.


----
18

================================================================================
REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMON STOCK FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Fund, Inc. as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
---------------------------
DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997
--------------------------------------------------------------------------------

                                                                            ----
                                                                              19

================================================================================

BOARD OF DIRECTORS

FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE, Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

-----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee


--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
-------------------------------------------------------------------------------

----
20

================================================================================

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. The fund generates short-term capital gains when portfolio securities held for less than one year are sold at a profit. The fund generates long-term capital gains when portfolio securities held for one year or more are sold at a profit. Short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at the federal capital gains rate appropriate to the shareholder's tax bracket.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The increase in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. Assuming the same rate of return, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of the fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's shares can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.


--------------
Adapted from the Investment Company Institute's 1996 MUTUAL FUND FACT BOOK.

                                                                            ----
                                                                              21

--------------------------------------------------------------------------------
FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(800) 622-4597     24-Hour Automated
                   Telephone Access
                   Service



--------------------------------------------------------------------------------
                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK NY 10017


  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMON STOCK FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
                    CHARGES, MANAGEMENT FEE, AND OTHER COSTS.

     PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                                                                 [LOGO]
 EQCS3 6/97                                            Printed on Recycled Paper